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Putnam INVESTMENTS

Putnam Sustainable Future Fund*

Summary prospectus

8 | 30 | 18

*Prior to March 21, 2018, the fund was known as Putnam Multi-Cap Value Fund.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R6	CLASS Y
	PMVAX	PMVBX	PMPCX	PMCVX	PMVRX	PNOTX	PMVYX

Putnam Sustainable Future Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/18, are incorporated by reference into this summary prospectus.

Goal

Putnam Sustainable Future Fund seeks long-term capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 13 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.55%	0.25%	0.27%	1.07%
Class B	0.55%	1.00%	0.27%	1.82%
Class C	0.55%	1.00%	0.27%	1.82%
Class M	0.55%	0.75%	0.27%	1.57%
Class R	0.55%	0.50%	0.27%	1.32%
Class R6	0.55%	N/A	0.12%=	0.67%
Class Y	0.55%	N/A	0.27%	0.82%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over five years.
***	This charge is eliminated after one year.
=	Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$678	$896	$1,131	$1,806
Class B	$685	$873	$1,185	$1,675
Class B (no redemption)	$185	$573	$985	$1,675
Class C	$285	$573	$985	$2,137
Class C (no redemption)	$185	$573	$985	$2,137
Class M	$504	$828	$1,175	$2,152
Class R	$134	$418	$723	$1,590
Class R6	$68	$214	$373	$835
Class Y	$84	$262	$455	$1,014

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 116%.

Investments, risks, and performance

Investments

We invest mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services we believe provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. We consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also invest in non-U.S. companies.

Sustainable investing – Impact Companies. We believe that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate strong financial growth and profitability. Accordingly, in selecting investments, we consider the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices. It is likely that the metrics and measurements that we use to evaluate environmental, social and economic development impacts will continue to evolve over time.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, technological obsolescence, falling prices and profits, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Investing with a focus on Impact Companies may cause the fund to forego otherwise attractive investment opportunities or may increase or decrease the fund’s exposure to certain types of companies and, therefore, to underperform funds that do not invest with a similar focus. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, an Impact Company’s products or services may change over time. As a result of these possibilities, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ended 12/31/17)

Share class	1 year	5 years	10 years
Class A before taxes	4.27%	12.11%	6.82%
Class A after taxes on distributions	3.19%	10.82%	6.16%
Class A after taxes on distributions and sale of fund shares	3.28%	9.48%	5.41%
Class B before taxes	4.86%	12.35%	7.04%
Class C before taxes	8.87%	12.60%	6.65%
Class M before taxes	6.27%	12.07%	6.53%
Class R before taxes	10.39%	13.16%	7.18%
Class R6 before taxes*	10.95%	13.73%	7.73%
Class Y before taxes	10.95%	13.73%	7.73%
Russell Midcap Growth Index** (no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
Russell 3000 Value - Russell Midcap Growth Linked Benchmark*** (no deduction for fees, expenses or taxes)	13.19%	13.95%	7.19%

*	Performance for class R6 shares prior to their inception (5/22/18) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.
**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. As of March 21, 2018, the Russell Midcap Growth Index (an unmanaged index representing the smallest 800 companies in the Russell 1000 Index) replaced the Russell 3000 Value Index (an unmanaged index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value index segment perform) as the benchmark for this fund because, in Putnam Investment Management, LLC’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the Russell 3000 Value Index for the one-, five-, and ten-year periods ended on December 31, 2017 were 13.19%, 13.95%, and 7.19%, respectively.
***	The Russell 3000 Value – Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018 and performance of the Russell Midcap Growth Index from March 21, 2018 forward.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after five years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Katherine Collins
Head of Sustainable Investing, portfolio manager of the fund since 2018

Assistant portfolio manager

Stephanie Henderson
Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2018

Sub-advisor

Putnam Investments Limited*

*	Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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